CLYVIA INC.

(formerly RAPA MINING INC.)

(A Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS
(Unaudited)

April 30, 2005

(Restated)

CLYVIA INC.
(formerly Rapa Mining Inc.)
(A Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS

Effective June 16, 2005, Clyvia Inc. (formerly Rapa Mining Inc.) (the “Company”) consummated a share purchase agreement with Clyvia Capital Holding GmbH (“Clyvia Capital”), Clyvia Technology GmbH (“Clyvia Technology”) and Brian Cheston, President of the Company, for the purchase of a 100% ownership interest in Clyvia Technology from Clyvia Capital (the “Share Purchase Agreement”). Under the terms of the Share Purchase Agreement, Clyvia Capital received an aggregate of 55,000,000 shares of the Company’s common stock in exchange for 100% of the issued and outstanding shares of Clyvia Technology. In addition, Brian Cheston transferred 14,000,000 shares of the Company’s common stock already issued and outstanding prior to the Share Purchase Agreement to Clyvia Capital in exchange for $10,000. Completion of the acquisition will result in the former shareholder of Clyvia Technology, being Clyvia Capital, holding the majority of the Company’s issued and outstanding common stock. The transaction was accounted for as a recapitalization of Clyvia Technology. Clyvia Capital is a holding company whose sole purpose was to hold 100% of the shares of Clyvia Technology on behalf of the shareholders of Clyvia Capital.

The following unaudited pro-forma balance sheet as of April 30, 2005, and the unaudited pro-forma statement of operations and comprehensive loss for the periods ended April 30, 2005 and January 31, 2005 (the "Pro-forma Financial Statements") of the Company give effect to the consummation of the acquisition. The unaudited pro-forma balance sheet has been prepared as if the acquisition had been consummated on April 30, 2005. The unaudited pro-forma statement of operations and comprehensive loss have been prepared as if the acquisition has been consummated as of the beginning of the period reported.

The Pro-forma Financial Statements have been prepared by the Company based upon the historical financial statements of the Company and Clyvia Technology and based upon certain assumptions and adjustments that are described more fully in the accompanying notes. These Pro-forma Financial Statements have been prepared for informational purposes only and do not purport to be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial statements should be read in conjunction with the financial statements and notes thereto of the Company and Clyvia Technology in this Form 8-K.

CLYVIA INC.
(formerly Rapa Mining Inc.)
(A Development Stage Company)
PRO-FORMA BALANCE SHEET
As of April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

	Clyvia Inc.
	(formerly	Clyvia	Pro-Forma
	Rapa Mining	Technology	Adjustments
	Inc.)	GmbH	(Notes 1 & 4)		Pro-Forma

ASSETS

Current Assets
Cash and cash equivalents	$16,237	$23,622			$39,859
Receivable	-	1,579			1,579
Deferred tax asset, less valuation allowance	-	-			-

Total Assets	$16,237	$25,201			$41,438

LIABILITIES AND DEFICIENCY IN ASSETS

Current Liabilities
Accounts payable and accrued liabilities	$16,874	$40,461			$57,335
Total Current Liabilities	16,874	40,461			57,335

Deficiency in Assets
Common stock	$42,805	$34,100	55,000	a	$97,805
			(34,100	) b

Additional paid-in-capital	60,195	-	(55,000	) a	(64,342)
			34,100	b
			(103,637	) c

Accumulated other comprehensive loss:
Foreign currency cumulative translation adjustment	-	(1,153)	-		(1,153)

Deficit accumulated during the development stage	(103,637)	(48,207)	103,637	c	(48,207)

Total Deficiency in Assets	(637)	(15,260)			(15,897)

Total Liabilities and Deficiency in Assets	$16,237	$25,201			$41,438

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
PRO-FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
For the Period Ending April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)
(Restated)

	3 Months
	Ended	3 Months
	April 30,	Ended
	2005	April 30,
.	Clyvia Inc.	2005
	(formerly	Clyvia	Pro–Forma
	Rapa Mining	Technology	Consolidated
	Inc.)	GmbH	Total

EXPENSES

Professional fees/management fees	$18,738	$45,699	$64,437
Other operating expenses	7,676	965	8,641

LOSS BEFORE OTHER ITEM AND
INCOME TAXES	(26,414)	(46,664)	(73,078)

OTHER ITEM
Interest income	-	123	123

LOSS BEFORE INCOME TAXES	(26,414)	(46,541)	(72,955)

Income taxes	-	-	-

NET LOSS	$(26,414)	$(46,541)	$(72,955)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	-	(293)	(293)

COMPREHENSIVE LOSS	$(26,414)	$(46,834)	$(73,248)

BASIC AND DILUTED EARNINGS
NET LOSS PER SHARE			$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING			97,805,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
PRO-FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
For the Period Ending January 31, 2005
(Expressed in U.S. Dollars)
(Unaudited)
(Restated)

		Period from
		Inception
	Year Ended	(December 21,
	January 31,	2004) to
	2005	January 31,
	Clyvia Inc.	2005
	(formerly	Clyvia	Pro–Forma
	Rapa Mining	Technology	Consolidated
	Inc.)	GmbH	Total

EXPENSES

Professional fees/management fees	$32,503	$1,481	$33,984
Other operating expenses	18,603	185	18,788

LOSS BEFORE INCOME TAXES	(51,106)	(1,666)	(52,772)

Income taxes	-	-	-

NET LOSS	$(51,106)	$(1,666)	$(52,772)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	-	(860)	(860)

COMPREHENSIVE LOSS	$(51,106)	$(2,526)	$(53,632)

BASIC AND DILUTED EARNINGS
NET LOSS PER SHARE			$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING			97,805,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

1.	BASIS OF PRESENTATION

The unaudited pro-forma balance sheet as of April 30, 2005, and the pro-forma statement of operations for the periods ended April 30, 2005 and January 31, 2005 (the “Pro-forma Financial Statements”) of Clyvia Inc. (formerly Rapa Mining Inc.) (the “Company”) are based on the audited financial statements of Clyvia Technology GmbH (“Clyvia Technology”) as of April 30, 2005 and the unaudited financial statements of the Company as of April 30, 2005.

On June 16, 2005, the Company consummated the acquisition of Clyvia Technology by acquiring 100% of the issued and outstanding shares of Clyvia Technology from Clyvia Capital Holding GmbH (“Clyvia Capital”) in exchange for an aggregate of 55,000,000 shares of the Company’s common stock. In addition, Brian Cheston transferred 14,000,000 shares of the Company’s common stock already issued and outstanding prior to the transaction to Clyvia Capital in exchange for $10,000. Completion of the acquisition resulted in the former sole shareholder of Clyvia Technology holding the majority of the Company’s issued and outstanding common stock.

This transaction has been treated as a recapitalization of Clyvia Technology. Specifically, the pro-forma balance sheet presents the recapitalization of Clyvia Technology as if the transaction had been consummated as of April 30, 2005. The historical financial information included in the pro-forma statement of operations and comprehensive loss gives effect to the acquisition as if it had been consummated at the start of the fiscal periods beginning February 1, 2004 for the Company and December 21, 2004 for Clyvia Technology.

The recapitalization is reflected with the issuance of shares of Clyvia Technology, represented by the outstanding common stock of the Company, in exchange for the assets and liabilities of the Company. This presentation assumes the issuance of approximately 55,000,000 shares of the Company’s common stock in return for all the outstanding shares of Clyvia Technology. In connection with the recapitalization, the par value of the common stock has been changed to that of the par value of the Company’s common stock, that being $0.001 per share.

As a result of the share exchange described above, Clyvia Capital will acquire control of the Company. Accordingly the acquisition constitutes a recapitalization of the Company and the net assets of Clyvia Capital acquired in conjunction with the recapitalization are recorded at the carrying amount.

As the shares issued on acquisition represent approximately 56% of the Company's issued and outstanding capital stock and the Company's shares are thinly traded, it is impossible to estimate the actual market value of the 55,000,000 common shares. Therefore, the value of the shares issued on acquisition is based on the carrying value of the net assets acquired which approximate its fair values. The carrying value of the Company’s net assets was $(637).

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

1.	BASIS OF PRESENTATION (Cont…)

The total purchase price of $(637) has been allocated as $16,237 to cash and $16,875 to accounts payable. No goodwill or intangible assets representing the stock exchange listing of Clyvia Capital is recorded on the books of the Company as the reverse transaction does not constitute a business combination but rather a recapitalization of the Company. In addition, the net liabilities of $637 of the Company are treated as a charge to retained earnings of the combined enterprise.

There were no intercompany balances during the periods presented. All intercompany transactions have been eliminated.

2.	NATURE OF OPERATIONS

Clyvia Technology was incorporated on December 21, 2004 under the Laws of Germany and is engaged in the development of a process known as a catalytic depolymerization to produce fuel from various forms of waste materials including plastics. Clyvia Technology is considered to be a development stage company, as it has not generated revenues from operations.

The Company was incorporated on December 11, 2003 under the Laws of the State of Nevada. Following the acquisition, the Company intends to abandon its mineral property acquisition and exploration business in order to focus its resources on the development of Clyvia Technology’s propriety technology. The Company currently has the right to acquire a 100% interest in certain mineral claims in the Kamloops Mining Division in British Columbia, Canada known as the Chu Chua Property. In order to exercise this option, the Company is required to expend a total of $100,000 in exploration expenditures on the Chu Chua Property by October 31, 2005. The Company expects to lose its option rights to the Chu Chua Property.

3.	COMMON STOCK

The Company’s articles of incorporation allow it to issue up to 525,000,000 shares of common stock, par value $0.001. As of June 16, 2005, but prior to consummating the acquisition of Clyvia Technology, the Company had 42,805,000 shares of common stock outstanding, after adjusting for a seven-for-one forward stock split which occurred prior to the transaction. If the transaction had taken place as of April 30, 2005, the number and issued outstanding shares would be as follows:

Shares outstanding as April 30, 2005	42,805,000
Shares issued for acquisition of Clyvia Technology	55,000,000

Pro-forma shares outstanding as of April 30, 2005	97,805,000

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

3.	COMMON STOCK (Cont…)

Common stock as of April 30, 2005 in the unaudited pro-forma consolidated financial statements is comprised of the following:

	Number	Common	Additional
	of Shares	Stock	paid-in-capital

Issued
Common stock of Clyvia Capital as at April 30, 2005	1	$34,100	$-
Common stock of the Company as at April 30, 2005	42,805,000	42,805	60,195
Shares issued by the Company in the acquisition of
Clyvia Capital	55,000,000	55,000	(55,000)
Common stock of Clyvia Capital	(1)	(34,100)	34,100
Deficit of the Company as of April 30, 2005	-		(103,637)

	97,805,000	$97,805	$(64,342)

4.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma financial statements have been presented assuming the transaction occurred on December 21, 2004 and gives effect to the following:

	(a)	To record the issuance of 55,000,000 shares of the Company’s common stock to Clyvia Capital.
	(b)	To eliminate Clyvia Technology’s shares.
	(c)	To eliminate the Company’s deficiency in assets.

5.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares of the Company previously reported as outstanding since the beginning of the period and amended as if the pro-forma common shares of the Company issued pursuant to the acquisition had been outstanding since the beginning of the period.